           As filed with the Securities and Exchange Commission on June 15, 2000
                                                      Registration No. 333-
================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                         _____________________________

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                       ________________________________

                        YORK INTERNATIONAL CORPORATION
            (Exact name of Registrant as specified in its charter)

            Delaware                                            13-3473472
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)


       631 South Richland Avenue                                    17403
          York, Pennsylvania                                      (Zip Code)
(Address of Principal Executive Offices)

  York International Corporation Amended and Restated 1992 Omnibus Stock Plan
                           (Full title of the plan)

                                 Jane G. Davis
                 Vice President, Secretary and General Counsel
                        York International Corporation
                           631 South Richland Avenue
                           York, Pennsylvania  17403
                    (Name and address of agent for service)

                                (717) 771-7890
         (Telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------
                                             Proposed maximum      Proposed maximum
Title of Securities      Amount to be       offering price per        aggregate             Amount of
 to be registered         registered              share*            offering price       registration fee
-----------------------------------------------------------------------------------------------------------
Common Stock              3,500,000
$.005 Par Value            Shares                $26.5625             $92,968,750             $28,170
-----------------------------------------------------------------------------------------------------------

* Calculated solely for the purpose of computing the registration fee pursuant to Rule 457(c) and (h), based upon the reported closing price of York International Corporation Common Stock on the New York Stock Exchange, Inc. on June 12, 2000.

--------------------------------------------------------------------------------

                    (The Exhibit Index is found on page 5)

                                    PART II


                         PRIOR REGISTRATION STATEMENT

     This registration statement is filed with the Securities and Exchange Commission (the "Commission") for the purpose of registering additional shares of Common Stock of the registrant in connection with its Amended and Restated 1992 Omnibus Stock Plan (the "Plan"). A registration statement on Form S-8, File No. 33-64684 (the "Prior Registration Statement") was filed on June 2, 1998 in respect of shares of Stock to be offered pursuant to the Plan and is currently effective. The contents of the Prior Registration Statement, to the extent not otherwise amended or superseded by the contents hereof, are incorporated herein by reference.

     INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.   Exhibits.
          --------

     Exhibit Number                    Description
     --------------                    -----------

         5.1        Opinion of Jane G. Davis

        23.1        Consent of Jane G. Davis (included in Exhibit 5.1)

        23.2        Consent of KPMG LLP

        24.1        Powers of Attorney

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of York, Commonwealth of Pennsylvania, on June 13, 2000.

                                        YORK INTERNATIONAL CORPORATION


                                        By:    /s/  Jane G. Davis
                                           -------------------------------
                                             Jane G. Davis
                                             Vice President, Secretary and
                                             General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                *                                                  June 13, 2000
___________________________________
Michael R. Young
President and Chief Executive Officer
and Director

                *                                                  June 13, 2000
___________________________________
C. David Myers, Vice President and
Chief Financial Officer

                *                                                  June 13, 2000
__________________________________
David R. Heck, Controller

                *                                                  June 13, 2000
__________________________________
Gerald C. McDonough, Chairman

                *                                                  June 13, 2000
__________________________________
W. Michael Levy, Director

                *                                                  June 13, 2000
__________________________________
Malcolm W. Gambill, Director

                *                                                 June 13, 2000
__________________________________
Robert F. B. Logan, Director

                *                                                 June 13, 2000
__________________________________
Paul J. Powers, Director

                *                                                 June 13, 2000
__________________________________
Donald M. Roberts, Director

                *                                                 June 13, 2000
__________________________________
James A. Urry, Director


*By   /s/ Jane G. Davis
   -------------------------------
    Jane G. Davis
    Attorney-in-Fact

                                 EXHIBIT INDEX



Exhibit Number                       Description
--------------                       -----------

   5.1            Opinion of Jane G. Davis

   23.1           Consent of Jane G. Davis (included in Exhibit 5.1)

   23.2           Consent of KPMG LLP

   24.1           Powers of Attorney